UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: October 14, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization) 15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	51-0374887 (I.R.S. Employer Identification No.) 85260-1619 (Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT 99

Item 7. Exhibits

(c)	Exhibits

(99) Press Release of the Company dated October 10, 2003

Item 9. Regulation FD Disclosure.

On October 10, 2003, Dial issued a press release declaring a quarterly dividend on Dial Common Stock, a copy of which is furnished herewith as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
October 14, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer